SCHEDULE 14A INFORMATION

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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Allergan, Inc.

(Name of Registrant as Specified In Its Charter)

Pershing Square Capital Management, L.P.

PS Management GP, LLC

William A. Ackman

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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VALEANT PHARMACEUTICALS AND PERSHING SQUARE RESPOND TO

FRIVOLOUS ALLERGAN LAWSUIT

Another Desperate Allergan Attempt to Interfere with the Special Meeting

LAVAL, Quebec and NEW YORK, New York, August 1, 2014 — Valeant Pharmaceuticals International, Inc. (NYSE/TSX: VRX) and Pershing Square Capital Management, L.P. today responded to the filing of a federal lawsuit by Allergan, Inc. (NYSE: AGN) in California. The complaint makes baseless claims about Valeant and Pershing Square regarding the tender offer rules.

Allergan’s true purpose in bringing the litigation is an attempt to interfere with shareholders’ efforts to call a special meeting. That purpose is made clear in a separate letter Allergan sent today to the Delaware Court of Chancery. In that letter, Allergan noted that its bylaws “provide that the Corporate Secretary ‘shall consider ineffective’ any Special Meeting Requests that are ‘made in a manner that involved a violation of Regulation 14A under the Exchange Act, or other applicable law.’”

Pershing Square is targeting the middle of August for delivering shareholder requests to call a special meeting. Pershing Square and Valeant are confident that this desperate attempt to delay or avoid the special meeting will not succeed. The independent proxy advisory firms are expected to issue their recommendations on this matter in the near future, and this lawsuit also seeks to distract from those forthcoming recommendations.

Bill Ackman, CEO of Pershing Square, stated: “This is a shameless attempt by Allergan to delay the shareholders’ fundamental right to call a special meeting and vote their shares. Allergan is threatened by our progress toward calling the special meeting. This scorched-earth approach is further evidence of the board’s and management’s entrenchment.”

Mr. Ackman continued, “Allergan’s determination to waste money on a baseless lawsuit against its largest shareholder demonstrates why this board of directors should be removed.”

J. Michael Pearson, chairman and chief executive officer of Valeant, added: “We are disappointed that Allergan continues to stand in the way of its shareholders right to voice their views on a transaction with Valeant. Despite Allergan’s attempted roadblocks, we remain committed to pursuing this compelling combination, which will create an unrivaled platform for growth and value creation.”

We encourage all interested parties to review Allergan’s letter to the Delaware Court of Chancery and its lawsuit against Valeant and Pershing Square, which will be available shortly on www.advancingallergan.com.

Forward-looking Statements

This communication may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 and Canadian securities laws. These forward-looking statements include, but are not limited to, statements regarding Valeant’s offer to acquire

Allergan, its financing of the proposed transaction, its expected future performance (including expected results of operations and financial guidance), and the combined company’s future financial condition, operating results, strategy and plans. Forward-looking statements may be identified by the use of the words “anticipates,” “expects,” “intends,” “plans,” “should,” “could,” “would,” “may,” “will,” “believes,” “estimates,” “potential,” “target,” “opportunity,” “tentative,” “positioning,” “designed,” “create,” “predict,” “project,” “seek,” “ongoing,” “upside,” “increases” or “continue” and variations or similar expressions. These statements are based upon the current expectations and beliefs of management and are subject to numerous assumptions, risks and uncertainties that change over time and could cause actual results to differ materially from those described in the forward-looking statements. These assumptions, risks and uncertainties include, but are not limited to, assumptions, risks and uncertainties discussed in the company’s most recent annual or quarterly report filed with the SEC and the Canadian Securities Administrators (the “CSA”) and assumptions, risks and uncertainties relating to the proposed merger, as detailed from time to time in Valeant’s filings with the SEC and the CSA, which factors are incorporated herein by reference. Important factors that could cause actual results to differ materially from the forward-looking statements we make in this communication are set forth in other reports or documents that we file from time to time with the SEC and the CSA, and include, but are not limited to:

•	the ultimate outcome of the offer and the second-step merger, including the ultimate removal or the failure to render inapplicable the obstacles to consummation of the offer and the second-step merger described in the offer to exchange;

•	the ultimate outcome and results of integrating the operations of Valeant and Allergan, the ultimate outcome of Valeant’s pricing and operating strategy applied to Allergan and the ultimate ability to realize synergies;

•	the effects of the proposed combination of Valeant and Allergan, including the combined company’s future financial condition, operating results, strategy and plans;

•	the effects of governmental regulation on our business or potential business combination transactions;

•	the ability to obtain regulatory approvals and meet other conditions to the offer, including the necessary stockholder approval, on a timely basis;

•	Valeant’s ability to sustain and grow revenues and cash flow from operations in our markets and to maintain and grow our customer base, the need for innovation and the related capital expenditures and the unpredictable economic conditions in the United States and other markets;

•	the impact of competition from other market participants;

•	the development and commercialization of new products;

•	the availability and access, in general, of funds to meet our debt obligations prior to or when they become due and to fund our operations and necessary capital expenditures, either through (i) cash on hand, (ii) free cash flow, or (iii) access to the capital or credit markets;

•	our ability to comply with all covenants in our indentures and credit facilities, any violation of which, if not cured in a timely manner, could trigger a default of our other obligations under cross-default provisions; and

•	the risks and uncertainties detailed by Allergan with respect to its business as described in its reports and documents filed with the SEC.

All forward-looking statements attributable to us or any person acting on our behalf are expressly qualified in their entirety by this cautionary statement. Readers are cautioned not to place undue reliance on any of these forward-looking statements. These forward-looking statements speak only as of the date hereof. Valeant undertakes no obligation to update any of these forward-looking statements to reflect events or circumstances after the date of this communication or to reflect actual outcomes.

ADDITIONAL INFORMATION

This communication does not constitute an offer to buy or solicitation of an offer to sell any securities. This communication relates to the exchange offer which Valeant has made to Allergan stockholders. The exchange offer is being made pursuant to a tender offer statement on Schedule TO (including the offer to exchange, the letter of election and transmittal and other related offer materials) and a registration statement on Form S-4 filed by Valeant with the SEC on June 18, 2014 and with the CSA, as each may be amended from time to time. These materials contain important information, including the terms and conditions of the offer. In addition, Valeant has filed a preliminary proxy statement with the SEC on June 24, 2014, as may be amended from time to time, Pershing Square Capital Management, L.P. (“Pershing Square”) has filed a definitive solicitation statement with the SEC on July 11, 2014, and a preliminary proxy statement on July 23, 2014, and Valeant and Pershing Square (and, if a negotiated transaction is agreed, Allergan) may file one or more additional proxy statements or other documents with the SEC. This communication is not a substitute for any proxy statement, registration statement, prospectus or other document Valeant, Pershing Square and/or Allergan have filed or may file with the SEC in connection with the proposed transaction. INVESTORS AND SECURITY HOLDERS OF VALEANT AND ALLERGAN ARE URGED TO READ THE TENDER OFFER STATEMENT, REGISTRATION STATEMENT, AND ANY OTHER DOCUMENTS FILED WITH THE SEC CAREFULLY IN THEIR ENTIRETY IF AND WHEN THEY BECOME AVAILABLE AS THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. Any definitive proxy statement(s) (if and when available) will be mailed to stockholders of Allergan and/or Valeant, as applicable. Investors and security holders may obtain free copies of the tender offer statement, the registration statement and other documents (if and when available) filed with the SEC by Valeant and/or Pershing Square through the web site maintained by the SEC at http://www.sec.gov.

Information regarding the names and interests in Allergan and Valeant of Valeant and persons related to Valeant who may be deemed participants in any solicitation of Allergan or Valeant shareholders in respect of a Valeant proposal for a business combination with Allergan is available in the additional definitive proxy soliciting materials in respect of Allergan filed with the SEC by Valeant on April 21, 2014 and May 28, 2014. Information regarding the names and interests in Allergan and Valeant of Pershing Square and persons related to Pershing Square who may be deemed participants in any solicitation of Allergan or Valeant shareholders in respect of a Valeant proposal for a business combination with Allergan is available in additional definitive proxy soliciting material in respect of Allergan filed with the SEC by Pershing Square. The additional definitive proxy soliciting material referred to in this paragraph can be obtained free of charge from the sources indicated above.